                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               Wiser Oil Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Wiser Oil Company
- -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

    (3) Filing Party:

    ---------------------------------------------------------------------------

    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                      [THE WISER OIL COMPANY LETTERHEAD]


THE WISER OIL COMPANY
8115 Preston Road, Suite 400
Dallas, Texas 75225



March 31, 1996


Dear Stockholder:

     Your Board of Directors joins me in extending an invitation to attend the 1996 Annual Meeting of Stockholders which will be held on Monday, May 20, 1996 at 4:00 p.m., at the Park City Club, 5956 Sherry Lane, 17th Floor, Dallas, Texas 75225. The meeting will start promptly at 4:00 p.m.

     We sincerely hope you will be able to attend and participate in the meeting. We will report on the Company's progress and respond to questions you may have about the Company's business. There will also be important items which are required to be acted upon by stockholders.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting, and, therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.

                                       Sincerely yours,


                                       /s/ Andrew J. Shoup, Jr.
                                       ANDREW J. SHOUP, JR.
                                       President and Chief
                                       Executive Officer

                             THE WISER OIL COMPANY
                                 DALLAS, TEXAS

                NOTICE OF ANNUAL MEETING TO BE HELD MAY 20, 1996


To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of The Wiser Oil Company (the "Company") will be held at the Park City Club, 5956 Sherry Lane, 17th Floor, Dallas, Texas, on May 20, 1996, at 4:00 p.m., Central Daylight Savings Time, for the purpose of considering and acting upon the following:

     (1) Election of Directors: The election of four Directors each to serve for a three-year term expiring in 1999;

     (2) To approve amendments to the 1991 Non-Employee Directors' Stock Option Plan to increase the number of shares of the Company's common stock, par value $3.00 per share, that may be offered pursuant to the Non-Employee Directors's Stock Option Plan from 30,000 to 65,000 shares, to extend the duration of the Plan and to make certain other changes;

     (3) To approve the adoption of a new Equity Compensation Plan for Non-Employee Directors; and

     (4) Other business: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 29, 1996, will be entitled to notice of, and to vote at, the Annual Meeting.

     The Annual Report to Stockholders for the year ended December 31, 1995, in which financial statements of the Company are included, was mailed with this Proxy Statement to each stockholder of record at the close of business on March 29, 1996.

     You are urged to sign, date and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Annual Meeting in person. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.


                      By Order of the Board of Directors,



                             /s/ Lawrence J. Finn
                                Lawrence J. Finn
                              Assistant Secretary



Dallas, Texas
April 11, 1996

                             THE WISER OIL COMPANY
                          8115 PRESTON ROAD, SUITE 400
                              DALLAS, TEXAS  75225

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1996

                              GENERAL INFORMATION


     The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of The Wiser Oil Company (the "Company") in connection with its Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, May 20, 1996, and any adjournment thereof. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is April 11, 1996.

     If the accompanying proxy is duly executed and returned, the shares of Common Stock of the Company represented thereby will be voted in accordance with the Board of Directors' recommendations herein set forth and, where a specification is made by the stockholder as provided therein, will be voted in accordance with such specification. A proxy may be revoked by the person executing it at any time before it has been exercised, but the revocation of the proxy will not be effective until notice thereof has been given to Lawrence J. Finn, Assistant Secretary of the Company. If a stockholder attends the Annual Meeting, the stockholder may revoke the proxy and vote in person.

     As of March 29, 1996, 8,939,368 shares of Common Stock of the Company were outstanding. Such Common Stock constitutes the only class of voting securities of the Company. Only stockholders of record as of the close of business on March 29, 1996, are entitled to receive notice of, and to vote at, the Annual Meeting. Such holders are entitled to one vote for each share so held.

     Holders of Common Stock of the Company do not have cumulative voting rights with respect to the election of Directors.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of ten Directors, of which four are to be elected at the Annual Meeting to serve for three-year terms. The Board of Directors has nominated John W. Cushing, III, Lorne H. Larson, P. D. Neuenschwander and Andrew J. Shoup, Jr. for election to the Board to serve until the Annual Meeting in 1999, and until their successors are duly elected and qualified. Each is a current member of the Board whose term ends at the meeting.

     Unless authority to do so is withheld, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named. If any of the nominees become unable to serve or for good cause will not serve, the persons named as proxies in the accompanying proxy intend to vote for such substitute nominees as the Board may propose, unless the Board adopts a resolution reducing the number of Directors.

     Set forth below is certain information as of March 1, 1996, concerning the four nominees for election at the Annual Meeting and the six Directors of the Company whose terms will continue after the meeting, including information with respect to the principal occupation or employment of each nominee or Director during the past five years. Except as otherwise shown, each of the nominees and Directors has held the positions shown for at least the past five years.


                              NOMINEES FOR ELECTION AS DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 1999

                                                   DIRECTOR                            PRINCIPAL OCCUPATION
          NAME                                       SINCE  AGE                       AND OTHER DIRECTORSHIPS
          ----                                     -------- ---                       -----------------------

John W. Cushing, III                                 1986   62   President of Petroleum Services, Inc., a geologic consulting firm;
                                                                 President of Hydrocarbon Well Logging, Inc., a well service and engineering company, Parkersburg, West Virginia.

P. D. Neuenschwander                                 1964   70   Independent oil and gas consultant in Wyoming.

Andrew J. Shoup, Jr.                                 1991   60   President and Director of the Company since July 1, 1991;
                                                                 Consultant to Pacific Enterprises Oil Company (USA), an oil and
                                                                 gas exploration and production company, September 1990-June 1991;
                                                                 President and Chief Operating Officer of Pacific Enterprises Oil
                                                                 Company (USA), January 1989-September 1990; Chairman and Chief
                                                                 Executive Officer of Sabine Corporation, an oil and gas
                                                                 exploration and production company, June 1986-January 1989.

Lorne H. Larson                                      1995   60   President and Chief Executive Officer of ProGas Limited, a
                                                                 Calgary, Alberta, Canada-based company involved in natural gas marketing, since January 1986; Director of Rigel Energy
                                                                 Corporation since April 1993 and Director of The General Accident
                                                                 Assurance Company of Canada since April 1994. Mr. Larson was elected to Wiser's Board of Directors in November 1995. Wiser will benefit significantly from his extensive experience in the
                                                                 Canadian oil and gas industry, which represents an important focus area for the Company.



                                               DIRECTORS WHOSE TERMS EXPIRE IN 1997

                                                   DIRECTOR                             PRINCIPAL OCCUPATION
          NAME                                       SINCE  AGE                         OTHER DIRECTORSHIPS
          ----                                       -----  ---                         --------------------

John C. Wright                                       1960   70   Chairman of the Board of the Company since April 24, 1991;
                                                                 President and Chief  Executive Officer of the Company 1960
                                                                 through July 1, 1991.

Howard G. Hamilton                                   1974   63   Owner and operator of Palm Pavilion, a recreational facility in
                                                                 Clearwater, Florida.

C. Frayer Kimball, III                               1972   61   Owner and Vice President of Petroleum Engineers, Inc., Lafayette,
                                                                 Louisiana, a consulting engineering firm; Owner and Vice President of Triumph Energy, Inc., a producer of oil and gas.


                      DIRECTORS WHOSE TERMS EXPIRE IN 1998


                                                   DIRECTOR                            PRINCIPAL OCCUPATION
          NAME                                       SINCE  AGE                       AND OTHER DIRECTORSHIPS
          ----                                     -------- ---                       -----------------------

A. W. Schenck, III                                   1986   52   Executive Vice President of Retail Banking Division, Great Western
                                                                 Financial Corp since July 1995; Director of Consumer Bankers
                                                                 Association since October 1993.  Held various executive positions with PNC Bank Corp. 1989-July 1995.

Ronald A. Lenser                                     1986   63   President of R. A. Lenser & Associates, Inc., a consulting petroleum engineering company, Houston, Texas.

Jon L. Mosle, Jr.                                    1994   66   Self Employed Consultant, Investor since 1993; Director of Aquila
                                                                 Gas Pipeline Corporation, Southwest Securities, Inc., Trust Company
                                                                 of Texas and First National Bank of Park Cities.


REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

     The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, are necessary to constitute a quorum at the Annual Meeting. In accordance with the Company's bylaws and Delaware law, the nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at the Annual Meeting, up to the number of Directors to be elected, will be elected as Directors of the Company. Thus, any abstentions or non-votes will have no effect on the election of Directors.

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee. The Audit Committee consists of Messrs. Wright, Cushing, Lenser and Mosle. The Audit Committee reviews the reports and recommendations of the Company's independent auditors as well as the scope of their review and their compensation, and also meets with representatives of management as appropriate. During 1995, the Audit Committee held two meetings. The Compensation Committee consisted of Messrs. Kimball, Hamilton and Schenck until February 20, 1996, when Mr. Mosle was added to the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the remuneration of the executive officers of the Company and administers the Company's 1991 Stock Incentive Plan and 1991 Non-Employee Directors' Stock Option Plan. See "Report of Compensation Committee" contained herein. During 1995, the Compensation Committee held one meeting.

     The Board of Directors held four meetings in 1995. Nine of the ten Directors, Messrs. Wright, Shoup, Neuenschwander, Cushing, Hamilton, Lenser, Mosle, Kimball and Larson attended all meetings of the Board and Committees of which they are members during the period they served on such. Mr. Schenck attended less than 75% of such meetings.

                               EXECUTIVE OFFICERS

     The following is a list of the names and ages of all the executive officers of the Company, indicating all positions and offices with the Company held by each such person and each such person's principal occupation or employment during the past five years. None of the persons listed has served or is serving as an officer as a result of any arrangement or understanding between him and any other person pursuant to which he was selected as an officer.

                                 POSITIONS AND OFFICES HELD AND PRINCIPAL
NAME                 AGE     OCCUPATION OR EMPLOYMENT DURING PAST FIVE YEARS
- ----                 ---     -----------------------------------------------

Andrew J. Shoup, Jr.  60     President and Director of the Company since July 1,
                             1991; Consultant to Pacific Enterprises Oil Company
                             (USA), an oil and gas exploration and production company, September 1990-June 1991; President and
                             Chief Operating Officer of Pacific Enterprises Oil
                             Company (USA), January 1989-September 1990;
                             Chairman and Chief Executive Officer of Sabine
                             Corporation, an oil and gas exploration and production company, June 1986-January 1989.

A. Wayne Ritter       55     Vice President, Acquisitions and Production of the
                             Company since August 16, 1993; Vice President in
                             Charge of Acquisitions of the Company, September
                             1991 - August 1993; Manager of Production - Fort
                             Worth Division of Snyder Oil Corporation, an oil and gas exploration and production company, September 1990 - September 1991; Manager of
                             Business Development, Marsh Operating Company, an oil and gas exploration and production company, prior thereto.

Lawrence J. Finn     51      Vice President Finance and Chief Financial Officer
                             of the Company since November 1, 1993; President of
                             CWF Energy, Inc., August 1990 -October 1993; Vice
                             President Finance and Chief Financial Officer of
                             Verado Energy, Inc., March 1988 - August 1990.

Allan J. Simus       61      President of The Wiser Oil Company Canada Ltd.
                             since August 1, 1994; President and General Manager of LL&E Canada, Ltd., 1988 - July 1994; President of Del Norte Resources Ltd., 1987-1988; Executive
                             Vice President and Director of Onyx Petroleum
                             Exploration Company Ltd. 1983 -1986; General
                             Manager of Sabine Canada Ltd., 1974 - 1982.

                            SECTION 16(A) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. In 1995, one statement of changes in beneficial ownership was filed late by Howard G. Hamilton and by A. W. Schenck, III, both Directors of the Company, in each case relating to one transaction. In making this disclosure, the Company has relied solely on written representations of its Directors and executive officers and copies of the reports that they have filed with the Commission.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Company in 1993, 1994 and 1995 to its President and Chief Executive Officer and each other executive officer of the Company whose aggregate salary and bonus exceeded $100,000 in 1995.


                                                    SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                                      -------------------         ----------------------
                                                                                          AWARDS
                                                                                  ----------------------
                                                                                  NUMBER OF SECURITIES
NAME AND PRINCIPAL                                                                      UNDERLYING           ALL OTHER
    POSITION                    YEAR                 SALARY ($)   BONUS ($)               OPTIONS         COMPENSATION ($)
- ------------------              ----                 ----------------------       ----------------------  ----------------
Andrew J. Shoup, Jr.            1995                 265,000      49,000                      0                8,589(2)
 President and Chief            1994                 255,000           0                 70,000                8,100
 Executive Officer (1)          1993                 235,000      55,000                      0                7,500

A. Wayne Ritter                 1995                 155,000      29,000                      0                5,046(2)
 Vice President,                1994                 145,000           0                 30,000                4,638
 Acquisitions and               1993                 125,000      28,000                      0                4,038
 Production

Lawrence J. Finn                1995                 135,000      25,000                      0                4,338(2)
 Vice President, Finance        1994                 125,000           0                 30,000                3,461
 and Chief Financial Officer    1993                  20,000           0                 10,000                    0

Allan J. Simus                  1995                 135,000      25,000                      0               12,489(4)
 President of                   1994                  56,250           0                 10,000                3,002
 The Wiser Oil Company
 Canada, Ltd.(3)


     (1) At December 31, 1995, Mr. Shoup held 3,750 shares of restricted stock with an aggregate value of $52,656, based on the market value of the underlying Common Stock on that date. Dividends are payable on such shares of restricted stock in amounts equivalent to dividends paid on the Company's Common Stock. A total of 5,000 shares of restricted stock was awarded to Mr. Shoup on July 1, 1991, of which 1,250 shares vested on June 30, 1993, 1,250 shares vested on June 30, 1994, 1,250 shares vested on June 30, 1995, and the remaining 1,250 shares vest on June 30, 1996.

     (2) Represents (a) matching contributions by the Company in 1995 to the accounts of Mr. Shoup $7,950, Mr. Ritter $4,650, and Mr. Finn $4,050 under the Company's Savings Plan and (b) the dollar value of life insurance premiums paid by the Company in 1995 for the benefit of Mr. Shoup $639, Mr. Ritter $396, and Mr. Finn $288.

     (3) Mr. Simus's date of hire was August 1, 1994. Mr. Simus is not directly employed by the Company. All amounts reported as salary were earned by him as President of The Wiser Oil Company Canada Ltd., the subsidiary through which the Company conducts its Canadian operations. All amounts are in U.S. dollars using a .76 (Canadian to U.S.) conversion rate.

     (4) Mr. Simus's other compensation is as follows: $8,591 is the Company's contribution to his Registered Retirement Savings Plan ("RRSP") and nonqualified savings plan and $3,898 is the dollar value of life insurance premiums paid by the Company in 1995 on two life insurance policies for his benefit.

     The following table provides information, with respect to each Executive Officer, concerning unexercised options held as of the end of the fiscal year ending December 31, 1995.


                                                       FY-END OPTION VALUES

                                    NUMBER OF SECURITIES
                                   UNDERLYING UNEXERCISED                    VALUE OF UNEXERCISED
                                     OPTIONS AT FY-END                           IN-THE-MONEY
                                            (#)                            OPTIONS AT FY-END ($)(1)
NAME                       EXERCISABLE            UNEXERCISABLE     EXERCISABLE              UNEXERCISABLE
- ----                       -----------            -------------     -----------              -------------
Andrew J. Shoup, Jr.           33,750                  61,250            $0                        $0

A. Wayne Ritter                16,500                  28,500            $0                        $0

Lawrence J. Finn               11,500                  28,500            $0                        $0

Allan J. Simus                  2,000                   8,000            $0                        $0


     (1) Because the closing sales price for the Company's Common Stock as reported by the New York Stock Exchange on December 31, 1995 was below the exercise price for all outstanding options held by Executive Officers, there were no "in-the-money" options on such date.


PENSION BENEFITS

     Only employees working in the United States are covered by the following plan.

     Each of the persons specified in the compensation tables above, other than Mr. Simus, is covered by the Company's Retirement Income Plan, a non-contributory defined benefit pension plan under which retirement benefits are provided to substantially all non-union employees of the Company. The Retirement Income Plan provides a monthly benefit upon retirement equal to 2 percent of the employee's monthly earnings (computed generally on the basis of the participant's average monthly earnings for the 60 highest paid consecutive months during the 120 consecutive months immediately preceding the employee's retirement date) for each year of credited service up to 25 years, plus 1 percent of the employee's average monthly earnings (as so computed) for each year of credited service in excess of 25 years. Offset against such amount is an amount equal to 0.5 percent of the lesser of the participant's final average earnings per month or 1/12th of covered compensation (as such terms are used in the calculation of social security benefits) multiplied by years of credited service to a maximum of 35 years. If it would result in a greater payment of monthly benefits than the above calculation, an employee who was a participant in the plan as of December 31, 1988 would receive his monthly retirement income as calculated under the terms of the plan as it existed on such date, using average monthly earnings and credited service as of such date. Pension benefits are calculated on the basis of basic monthly compensation, excluding bonuses and all other forms of special or extra compensation. The Retirement Income Plan provides for normal retirement at 62 years of age but allows for early retirement beginning at age 55, in which case the extent to which benefits are reduced is based on when the participant elects to receive benefits commencing on or after age 55 and prior to age 62. No reduction is made in the benefit if it commences on or after the attainment of age 62.

     The following table presents estimated 1996 annual retirement benefits payable under the Retirement Income Plan upon retirement at age 65 for the average annual compensation and for the years of credited service indicated and assumes no election of any available survivor option. The estimated benefits shown are in addition to Social Security benefits. The full years of credited service as of December 31, 1995 for the persons named in the above Summary Compensation Table were as follows: Mr. Shoup, 4 years; Mr. Ritter, 4 years; and Mr. Finn, 2 years.

            ANNUAL RETIREMENT BENEFITS FOR YEARS OF CREDITED SERVICE


COMPENSATION    10 YEARS  15 YEARS  20 YEARS  25 YEARS   30 YEARS   35 YEARS
- --------------  --------  --------  --------  ---------  ---------  ---------

  $100,000      $ 18,621  $ 27,932  $ 37,242  $  46,553  $  50,863  $  55,174
   125,000        23,621    35,432    47,242     59,053     64,613     70,174
   150,000        28,621    42,932    57,242     71,553     78,363     85,174
   175,000        32,621*   49,432*   66,242*    83,053*    91,613*    99,674*
   200,000        36,621*   55,932*   75,242*    94,553*   104,863*   114,174*
   225,000        40,621*   62,432*   84,242*   106,053*   118,113*   120,000*
   250,000        42,355*   65,250*   88,144*   111,039*   120,000*   120,000*
   275,000        42,355*   65,250*   88,144*   111,039*   120,000*   120,000*
   300,000        42,355*   65,250*   88,144*   111,039*   120,000*   120,000*
   325,000        42,355*   65,250*   88,144*   111,039*   120,000*   120,000*


     * Under Federal law, in 1996, $120,000 is the maximum annual retirement benefit which may be accrued and which the Company can presently fund. In addition, $150,000 is the maximum compensation that may be used in the determination of future benefit accruals as of January 1, 1996. Such maximums may be adjusted annually in the future to reflect cost-of-living increases.

     Canadian employees do not participate in this plan, therefore, Mr. Simus is not included. The Wiser Oil Company Canada Ltd. does not maintain a deferred-benefit pension plan.

RETIREMENT RESTORATION PLAN

     The Wiser Oil Company Retirement Restoration Plan (the "Plan") and the proposed The Wiser Oil Company Retirement Restoration Trust were approved by the Board of Directors in November 1994.

     The Plan is a nonqualified deferred compensation plan. The Plan participants will be the Chief Executive Officer and any other employee (i) who is a participant in the Company's qualified defined benefit pension plan, described above (the "Qualified Plan"), (ii) whose annual salary is at least $150,000, and (iii) who has been designated by the Chief Executive Officer to participate in the Plan.

     The Plan provides for the payment of benefits equal to the amount by which
(i) the value of the benefits that would have been payable to a participant under the Qualified Plan if such benefits were not limited by the maximum compensation and maximum benefit limitations imposed under the Qualified Plan in order to comply with the qualification requirements of the Internal Revenue Code, exceeds (ii) the value of the benefits actually payable under the Qualified Plan.

     Benefits normally are paid concurrently with the payment of benefits under the Qualified Plan. However, if a participant's employment terminates (other than by reason of death, retirement or disability) within two years following a Change of Control (as defined in the Plan), the value of such participant's Plan benefits will be distributed to such participant in a single lump sum within 60 days following such termination of employment.

     Plan benefits are payable from the general assets of the Company or from a so-called rabbi trust (the assets of which remain available to the general creditors of the Company in the event of the Company's insolvency) established by the Company. The rabbi trust is funded at the discretion of the Company and may be revoked by the Company prior to a Change of Control. Upon a Change of Control, the rabbi trust becomes irrevocable and the Company is required to contribute to the trust an amount sufficient to cover the Plan benefits that have accrued as of the date of the Change of Control. To date, the Company has elected not to form a trust.

DIRECTORS' COMPENSATION

     Directors who are not employees of the Company receive an annual fee of $6,000 and $500 for each Board or Committee meeting attended. Directors who are employees of the Company do not receive a retainer or fee for serving on the Board or Committees or for attending Board or Committee meetings. The Board of Directors has adopted, subject to stockholder approval, a plan that would allow non-employee directors to receive their annual retainers in Common Stock rather than cash, on a deferred basis. See "Proposal to Approve Adoption of Equity Compensation Plan for Non-Employee Directors" below.

     The 1991 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") is intended to enhance the mutuality of interests between the Directors and stockholders of the Company and to assist the Company in attracting and retaining able Directors. Under the Directors' Plan, on the first business day following each Annual Meeting of Stockholders, each Director who is not an employee of the Company or a subsidiary is granted a nonstatutory stock option to purchase 750 shares of Common Stock at an option price equal to the fair market value of the Common Stock on the date the option is granted. The options become exercisable six months from the date of grant and expire ten years from the date of grant. Options which have not yet become exercisable are forfeited if the grantee ceases to be a Director for reasons other than death. Subject to certain limitations, unexpired vested options generally may be exercised for two years following death of a Director, for 90 days following resignation or removal for cause and for one year following any other termination of service as a Director. The total number of shares which may be issued under the Directors' Plan is limited to 30,000 shares of Common Stock. Pursuant to the terms of the Directors' Plan, on May 16, 1995, an option to purchase 750 shares of Common Stock at an exercise price of $15.4375 per share was granted to each person then serving as a non-employee Director. The Directors' Plan is proposed to be amended. See "Proposal to Approve Amendments to 1991 Non-Employee Directors' Stock Option Plan" below.

     John C. Wright retired as an executive officer of the Company on July 1, 1991. Under his deferred compensation contract with the Company, in addition to the Retirement Income Plan benefits described above, Mr. Wright is entitled to receive annually $17,000, payable quarterly for a ten-year period beginning on July 1, 1991. Pursuant to the contract, the Company is obligated to continue to make such payments in the event of the death or disability of Mr. Wright.

     Upon Mr. Wright's retirement the Company entered into a Retirement and Consulting Agreement with Mr. Wright. That agreement provides for the following retirement benefits to Mr. Wright: (i) an additional $5,000 per year in compensation payable quarterly until July 1, 2001, under terms similar to those of the above-stated deferred compensation contract; (ii) an agreement that the Company will continue to provide health care coverage for Mr. Wright and his spouse by paying health care premiums until Mr. Wright's spouse attains age 65; and (iii) a grant of a nonstatutory stock option under the 1991 Stock Incentive Plan for 15,000 shares at an exercise price of $15.1875, which is equal to the fair market value of a share of the Company's Common Stock on July 1, 1991. The agreement also provided that Mr. Wright be employed as an independent consultant to the Company for a period of one year commencing on July 2, 1991. This consulting arrangement was extended for an additional one-year period beginning on July 2, 1992. As compensation for such services, Mr. Wright received an annual retainer of $75,000 payable in monthly installments. Mr. Wright is provided with office space, secretarial assistance and other facilities and service in Sistersville, West Virginia.

EMPLOYMENT AGREEMENTS

     On July 1, 1991, the Company entered into an employment agreement with Andrew J. Shoup, Jr. The employment agreement, which was amended effective June 1, 1994, provides that Mr. Shoup will act as President and Chief Executive Officer of the Company through the close of business July 1, 1997 unless extended by subsequent agreement for an annual salary of not less than $200,000 per year. In addition to such annual salary, which may be increased from time to time by the Board, Mr. Shoup is entitled to be paid "additional incentive compensation" equal to at least 20% of his base salary but not to exceed 30% of his base salary upon accomplishment of certain performance objectives by the Company, such objectives to be determined annually by the Board. Mr. Shoup was also awarded 5,000 restricted shares and granted nonstatutory options to purchase 95,000 shares of Common Stock under the Company's 1991 Stock Incentive Plan upon execution of the employment agreement. The agreement also provides that Mr. Shoup will be covered by such other employee benefit plans as are applicable to executive employees of the Company.

     A. Wayne Ritter entered into an employment agreement with the Company effective January 24, 1994. The employment agreement, which was amended effective March 22, 1996, provides that Mr. Ritter will act as Vice President, Acquisitions and Production of the Company through the close of business March 1, 1998 unless extended by subsequent agreement for an annual salary not less than his current salary level. The agreement also provides that Mr. Ritter will be covered by such employee benefit plans as are applicable to executive employees of the Company.

     Lawrence J. Finn entered into an employment agreement with the Company effective November 1, 1993. The employment agreement, which was amended effective March 22, 1996, provides that Mr. Finn will act as Vice President, Finance and Chief Financial Officer of the Company through the close of business March 1, 1998 unless extended by subsequent agreement for an annual salary not less than his current salary level. The agreement also provides that Mr. Finn will be covered by such employee benefit plans as are applicable to executive employees of the Company.

     Allan J. Simus entered into an employment agreement with The Wiser Oil Company Canada Ltd. effective August 1, 1994. The employment agreement, which was amended effective March 22, 1996, provides that Mr. Simus will act as President of The Wiser Oil Company Canada Ltd. through the close of business March 1, 1998 unless extended by subsequent agreement for an annual salary not less than his current salary level. Mr. Simus participates in the RRSP provided by The Wiser Oil Company Canada Ltd. This plan is comparable to The Wiser Oil Company's 401-K Plan and provides for certain matching contributions. No other retirement plan is provided by The Wiser Oil Company Canada Ltd.

     During the term of the employment agreements the employment of Messrs. Shoup, Ritter, Finn and Simus can only be terminated by the Company for illness, disability or death, or for cause. Upon any termination of an employment agreement, each officer is bound by the terms of his agreement with respect to the guarding of certain confidential information of the Company and its subsidiary and an agreement not to solicit employees of the Company and its subsidiary.

     The employment agreements with Messrs. Shoup, Ritter and Finn provide that if employment is terminated by the Company or the employee for any reason other than illness, disability or death within 12 months of a "Change in Control" of the Company, the employee will be paid an amount equal to one year's base salary at the time of his termination plus the value of one year's worth of benefits provided to him as an employee during the one year preceding his termination. A "Change in Control" generally means the occurrence of any of the following events: (i) an acquisition by any person of 25% of the voting power of the Company's Common Stock, (ii) a tender offer to buy securities of at least 50% of the voting stock or the purchase of any such shares pursuant to a tender offer,
(iii) an agreement or plan is entered into providing for the Company to be merged, consolidated or otherwise combined with another company wherein the former stockholders of the Company will own less than the majority of the voting power of the surviving corporation, (iv) a liquidation of all or substantially all the assets of the Company or (v) if at any time less than 60% of the members of the Board are individuals who either were Directors on the effective date of the employment agreement or individuals whose election or nomination for election was approved by a vote of at least two-thirds of the Directors still in office who were Directors on the effective date of such agreement or who were so approved. The employment agreement with Mr. Simus contains similar provisions relating to a Change in Control of the Company or The Wiser Oil Company Canada Ltd.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensation for the executive officers of the Company is administered by the Compensation Committee of the Board of Directors, which consisted of three independent directors during 1995. Mr. Mosle was added to the Committee on February 20, 1996 and participated in decisions regarding bonuses paid in 1995. Mr. Mosle did not participate in decisions regarding 1995 salaries which were made before he joined the Committee. The Committee oversees all compensation arrangements attributable to the executive officers.

     The following is the Compensation Committee's report on 1995 executive compensation practices for the executive officers of the Company.

EXECUTIVE COMPENSATION POLICIES

     The Company's executive compensation package consists of a base salary, annual incentive bonuses, and stock options.

     The Company is committed to providing competitive annual cash compensation to its management. Base salaries are positioned near the median of competitive practices to enhance retention and attraction of a skilled and talented management. Salaries have been established, with the assistance of an independent compensation consultant, using published survey comparisons and peer company data.

     Annual incentive bonuses as a percent of salary are positioned relative to competitive practices, providing target total cash compensation that approaches the median of competitive practices. Objectives for the bonus plan provide incentives focusing management on achievement of shorter-term goals that serve as milestones for the ultimate attainment of the Company's strategic goals, providing appropriate rewards for accomplishment of such goals, and reinforcing a pay-for-performance philosophy by linking a portion of management pay to well-defined annual performance objectives that are consistent with the Company's strategic plans and value creation imperatives.

     A long-term equity incentive award is provided to management in the form of stock options or restricted stock. The value of the stock grants is linked to the achievement of sustained value creation. An important objective of the long-term equity incentive is to provide management with opportunities to acquire and retain Company stock. The Company encourages stock ownership to ensure that top management's interests are closely aligned with the interests of existing shareholders.

RELATIONSHIP OF COMPENSATION TO PERFORMANCE UNDER COMPENSATION PLANS

     The Company's focus has turned toward a growth strategy concentrating on risk-managed exploration, strategic acquisitions of proved reserves, and aggressive utilization of its assets. The Company's executive pay strategy is designed to support this business direction through competitive base salaries, annual incentive bonuses, and stock option awards with comparable vesting requirements, thereby creating a substantial focus on value creation for shareholders.

     The Company's base salary objective is to position all management incumbents near their target midpoints over time. Target midpoints are positioned to approximate the median of competitive practices, as defined by relevant survey comparisons encompassing independent oil and gas companies similar in size to the Company. In November 1994, the Committee approved base salary increases for the executive officers that were implemented in January 1995. The Committee reviewed industry standards, increases in cost of living and the Company's goal to approximate the median of competitive practices with respect to base salaries. The Company's policy is to pay executive officers a base salary increased primarily as a matter of cost of living, with performance rewarded by incentive bonus and stock option or restricted stock awards after a review of all indices of performance and the Chief Executive Officer's evaluation of individual performance contributions during the year.

     Annual incentive bonuses for 1995 were awarded by the Committee to the executive officers on February 20, 1996. Bonuses are awarded based on both the overall performance results of the Company relative to expectations and on individual overall contributions to 1995 results. Operating cash flow, reserve replacement and increases in reserve values are primary performance measures providing the basis for determination of the size of incentive awards. Each year the Committee proposes threshold, target and distinguished performance goals for each measure. The process is designed to obtain achievement of performance goals based on both measures for awards to be earned. Performance measures and goals are re-evaluated annually, and in making an award, the Committee may reflect other relevant performance results as identified in the following paragraph.

     Due to the effects of uncontrollable factors in the oil and gas industry, such as oil and gas prices, an evaluation of Company performance based on only one or two measures may not provide a complete picture of overall Company performance. As a consequence, the Committee annually looks at other important indicators of performance, such as earnings, finding costs, lifting costs, administrative expenses, and returns to shareholders. Based on the results of these assessments and an evaluation by the Committee of individual executive performance, the Committee may adjust awards initially determined on the basis of cash flow and reserve replacement measures.

     Long-term incentives are an essential component of the Company's pay package for the top executives most accountable for the Company's strategic direction. At this time, stock options are the Company's primary long-term incentive reward vehicle. To reflect pay strategy objectives and competitive practices, the Committee has approved stock option grant ranges developed by an independent compensation consultant for use in determining option awards. The grant ranges assume that stock options will be awarded annually, with an option price equal to the market value on the date of grant, and with incremental vesting restrictions.

     In addition to external considerations such as competitive practices, the Committee considers a number of factors in determining stock option awards, including Company success in achieving annual and strategic goals, assessment of executive contributions to the Company, the level of the executive's commitment to owning Company stock, and the expected future role and contribution of the executive to the overall success of the Company.

1995 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     On November 15, 1994, the Committee approved an increase in Mr. Shoup's salary from $255,000 to $265,000 per annum effective January 1995. The Committee considered industry standards, increases in cost of living and the Company's goal to approximate the median of competitive practices with respect to base salaries. The Company's policy is to pay executive officers a base salary increased primarily as a matter of cost of living, with performance rewarded by incentive bonus and stock option or restricted stock awards after a review of all indices of performance, including the Company's substantial progress to date in becoming more active in exploration, acquisition and development activities, the Company's performance relative to expectations, and a desired pay target designed to reflect competitive practices.

     On February 20, 1996, the Committee awarded Mr. Shoup an annual incentive bonus for 1995 of $49,000. In considering this award, the Committee reviewed specific operational factors such as operating cash flow, reserve replacement and increases in reserve values. The Committee also considered other important performance considerations such as earnings, finding costs, lifting costs, administrative expenses and returns to shareholders, although no specific formula was used to determine the amount of the award.

IMPACT OF THE OMNIBUS BUDGET RECONCILIATION ACT OF 1993 (OBRA)

     The passage of OBRA has created a limitation for the deductibility of executive officer pay in excess of $1 million for any individual. The Committee does not foresee current compensation arrangements generating non-performance-based pay that exceeds this level, and it therefore has no immediate plans to modify the Company's compensation arrangements.

                                       By the Compensation Committee:

                                       A. W. Schenck, III, Chairman
                                       Howard G. Hamilton
                                       C. Frayer Kimball, III
                                       Jon L. Mosle, Jr.

     The following graph compares yearly percentage change in the cumulative total return on the Company's Common Stock during the five fiscal years ended December 31, 1995, with the cumulative total return of the broad market index which was an index of companies on the S&P 500 Index and an index of peer companies selected by the Company.

                            STOCK PERFORMANCE GRAPH

                             [GRAPH APPEARS HERE]

                                         DECEMBER 31

      COMPANY             1990   1991    1992    1993    1994    1995

 The Wiser Oil Company     100   92.12   96.35  125.67  104.93   91.00
 Peer Group                100   77.18   62.04   68.01   55.35   70.36
 Broad Market              100  130.48  140.46  154.62  156.66  215.54


     Companies in the peer group are as follows: American Exploration Company, Tom Brown, Inc., Equity Oil Company, Forest Oil Corporation, Plains Resources, Incorporated, Presidio Oil Company, Swift Energy Company and XCL Ltd., formerly Exploration Company of Louisiana, Inc. Plains Petroleum Company was acquired in September 1995. The Stock Performance Graph and calculations were provided to the Company by Media General Financial Services. The graph and calculations assume $100 invested at the closing sale price on December 31, 1990, and reinvestment of dividends.


                       PROPOSAL TO APPROVE AMENDMENTS TO
                 1991 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     At the 1991 annual meeting, the Company's stockholders approved the adoption of the 1991 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), a formula plan providing for automatic annual grants of stock options to members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries ("non-employee Directors"). At the annual meeting to be held on May 20, 1996, the stockholders will be asked to consider and approve a proposal to amend the Directors' Plan (i) to increase from 30,000 to 65,000 the aggregate number of shares of Common Stock of the Company that may be issued pursuant to the exercise of options granted under the Directors' Plan,
(ii) to extend the duration of the Directors' Plan by five years, so that options may be granted through June 30, 2001, and (iii) to specify the circumstances in which a Director of the Company will be deemed to have been removed "for cause" (collectively, the "Amendments").

     If approved by the stockholders, the Amendments will be effective as of February 20, 1996, the date on which the Amendments were adopted by the Board of Directors.

     Each Director of the Company other than Andrew J. Shoup, Jr. is a non-employee Director. See "Election of Directors".

REASONS FOR THE PROPOSAL

     The Directors' Plan provides that the aggregate number of shares of Common Stock that may be issued under options granted pursuant to the Directors' Plan shall not exceed 30,000. As of February 29, 1996, options to purchase 27,000 shares of Common Stock had been granted under the Directors' Plan and had not expired or been cancelled. Therefore, of the 30,000 shares of Common Stock that presently may be issued pursuant to the terms of the Directors' Plan, 3,000 shares remain available for additional grants. Pursuant to the terms of the Directors' Plan, the nine current non-employee Directors of the Company will automatically be granted an option to purchase 750 shares of Common Stock on the business day immediately following the 1996 annual meeting, but if the Amendments are not approved, each non-employee Director will be granted an option covering only a pro rata portion of the shares remaining available for grant under the Directors' Plan, or 333 shares. In addition, if the Amendments are not approved, the Directors' Plan will terminate on June 30, 1996 and no additional options will be granted after that date.

     The principal purpose of the Amendments is to continue the Directors' Plan by increasing by 35,000 shares the aggregate number of shares of Common Stock that may be issued pursuant to the terms of the Directors' Plan and by permitting options to be granted for an additional five years. The purposes of the Directors' Plan are to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

     In addition, if the Amendments are approved, the following sentence will be added at the end of Section 4(E) of the Directors' Plan, which specifies the dates on which outstanding stock options will terminate if a non-employee Director ceases to be a Director of the Company for certain specified reasons, as described in greater detail below:

     For purposes of this Plan, a Director shall be deemed to have been removed "for cause" if such Director is removed from office because of any act of
     (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company.

     The purpose of this Amendment is to provide greater certainty to holders of outstanding options under the Directors' Plan by clarifying the circumstances in which any removal of a Director will be deemed to be "for cause" and to make it clear that the Board of Directors does not have the ability to exercise discretion in determining whether such a removal will be deemed to have been "for cause." This provision will reinforce the status of the Directors' Plan as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act").

     No non-employee Director of the Company has ever been removed from the Board of Directors, nor is any such removal presently anticipated.

DESCRIPTION OF THE DIRECTORS' PLAN

     The principal provisions of the Directors' Plan are summarized below, but the summary of such provisions, and the summary of the proposed Amendments above, are qualified in their entirety by the full text of the Directors' Plan, as proposed to be amended, which is attached as Exhibit A to this Proxy Statement.

     GENERAL. Pursuant to the Directors' Plan, as currently in effect, an aggregate of 30,000 shares of the Company's Common Stock may be issued upon the exercise of stock options granted under the plan. Authorized but unissued or reacquired shares may be issued. No stock options may be granted subsequently to June 30, 1996.

     In the event that any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Directors' Plan. The Directors' Plan also contains antidilution provisions which provide in certain events for proportionate adjustments in the number of shares of Common Stock that may be issued under the Directors' Plan.

     ADMINISTRATION. The Directors' Plan is administered by the Compensation Committee of the Board of Directors (see "Election of Directors-Committees of Board of Directors" above).

     The Compensation Committee has the power to interpret the Directors' Plan and to prescribe such rules, regulations and procedures in connection with the operation of the Directors' Plan as it deems necessary and advisable in its administration of the Directors' Plan. All questions of interpretation and application of the Directors' Plan, or as to stock options granted under the Directors' Plan, will be subject to the determination of the Compensation Committee, which will be final and binding.

     Notwithstanding the discretion to administer the Directors' Plan granted to the Compensation Committee, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option must be as set forth in the Directors' Plan, and the Compensation Committee has no discretion as to such matters.

     STOCK OPTIONS. On the first business day following each annual meeting of stockholders of the Company, each person who is then a non-employee Director automatically is granted a "nonstatutory stock option" (i.e., a stock option that does not qualify under Section 422 and 423 of the Internal Revenue Code of 1986 (the "Code")) to purchase 750 shares of Common Stock. If the number of shares then remaining available for the grant of stock options under the Directors' Plan is not sufficient for each non-employee Director to be granted an option for 750 shares, then each non-employee Director will be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

     The option price for each stock option is the fair market value of the Common Stock on the date the option is granted. Fair market value, for this purpose, will generally be the means between the publicly reported high and low sale prices per share of the Common Stock for the date as of which fair market value is to be determined. On March 26, 1996, the fair market value of a share of the Company's Common Stock, as so computed, was $12.44.

     No stock option may be exercised during the first six months of its term except in the case of death as described below. No stock option may be exercised after the expiration of five years from the date of grant. A stock option, to the extent exercisable at any time, may be exercised in whole or in part. Otherwise, stock options may be subject to such restrictions as are determined in its discretion by the Compensation Committee.

     The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than one year may be delivered in payment of the option price.

     If an optionee's service as a Director terminates for any reason other than death, resignation or removal "for cause," any unexpired option which is then exercisable will remain exercisable for a period of one year following the date of termination. If a Director dies while in office, the option will be exercisable for two years following the date of death whether or not the option was exercisable at such date. If a Director dies after ceasing to be a Director and during a period when a stock option is exercisable, the option will be exercisable for one year after the date of death. If a Director resigns or is removed from office "for cause," any option which is not yet exercisable will be forfeited, and any exercisable option must be exercised within 90 days. In no event, however, may an option be exercised after its original expiration date.

     The antidilution provisions contained in the Directors' Plan also provide in certain events for proportionate adjustments in the number of shares granted annually to each non-employee Director, the number of shares covered by outstanding stock options and the option price of outstanding stock options.

     No stock option granted under the Directors' Plan is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

     Each grant of a stock option must be confirmed by a stock option agreement between the Company and the optionee which sets forth the terms of the stock option.

     AMENDMENT AND TERMINATION. The Board of Directors may alter or amend the Directors' Plan at any time except that no alteration or amendment may (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Directors' Plan to qualify for the exemption from short-swing trading liability under Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the Nasdaq National Market System or any stock exchange on which the Common Stock may then be listed (the Common Stock is currently listed on the New York Stock Exchange), (ii) amend more than once every six months the provisions of the Directors' Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Directors' Plan in any manner that would cause stock options under the Directors' Plan not to qualify for the exemption provided by Rule 16b-3. In addition, no alteration or amendment of the Directors' Plan may, without the written consent of the holder of a stock option theretofore granted under the Directors' Plan, adversely affect the rights of such holder with respect thereto. The Board of Directors may also terminate the Directors' Plan at any time, but termination of the Directors' Plan would not terminate any outstanding stock options granted under the Directors' Plan.

     Notwithstanding the limitations described in the preceding paragraph, the Board has the power to amend the Directors' Plan in any manner deemed necessary or advisable for stock options granted under the Directors' Plan to qualify for the exemption provided by Rule 16b-3, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Directors' Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal United States Federal income tax consequences of the grant and exercise of nonstatutory stock options under present law.

     No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of the shares.

     Nonstatutory stock options are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee. The basis of shares transferred to an optionee pursuant to exercise of a nonstatutory stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonstatutory stock option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

     If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonstatutory stock option, the number of shares received pursuant to the option that is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income. If such already owned shares of Common Stock are not "statutory option stock" (which is defined in Section 424(c)(3)(B) of the Code to include any stock acquired through the exercise of an incentive stock option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or a restricted stock option, but not through the exercise of a nonstatutory stock option) or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the option will not be statutory option stock and the optionee's basis in the number of shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if such already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether such exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the optionee's basis will be allocated among the shares received.

BENEFITS TO PARTICIPANTS

     If the Amendments are approved, each of the nine current non-employee Directors of the Company will be automatically granted a nonstatutory stock option to purchase 750 shares of Common Stock of the Company pursuant to the Directors' Plan on the first business day following the 1996 annual meeting of stockholders and an additional option for 750 shares following each subsequent annual meeting at which he is re-elected through June 30, 2001.

     Seven of the nine current non-employee Directors were granted options to purchase 750 shares of Common Stock of the Company on the first business day following the annual meeting of stockholders in each year from 1991 through 1995, and one non-employee Director was granted one such option following the 1995 annual meeting. Such options have exercise prices ranging from $13.81 per share to $17.81 per share, in each case equal to the fair market value of the Company's Common Stock on the date of grant. Each option became exercisable six months after the date of grant and expires five years after the date of grant. The seven options granted in 1991 will expire on September 24, 1996, if not earlier exercised. The Company receives no consideration for the grant of any option. No options granted under the Directors' Plan have been exercised.

     The following table sets forth certain information regarding options previously granted under the Directors' Plan and the options that will be granted on May 21, 1996 if the Amendments are approved by the stockholders. The information contained in this table assumes that each non-employee Director will continue to serve as a Director and that the Amendments will be approved at the 1996 annual meeting.

                   Grants Under 1991 Non-Employee Directors
                               Stock Option Plan

                              Aggregate        Average     No. of Shares
                            No. of Shares     Exercise   Underlying Options
        Name of           Underlying Options  Price Per   to be Granted on
 Non-Employee Director    Previously Granted    Share       May 21, 1996
- ------------------------  ------------------  ---------  ------------------
John C. Wright                  3,750            $15.76           750

John W. Cushing, III            3,750            $15.76           750

Howard G. Hamilton              3,750            $15.76           750

C. Frayer Kimball, III          3,750            $15.76           750

Lorne H. Larson*                  ---               ---           750

Ronald A. Lenser                3,750            $15.76           750

Jon L. Mosle, Jr.*                750            $13.81           750

Paul D. Neuenschwander          3,750            $15.76           750

A. W. Schenck, III              3,750            $15.76           750

All non-employee
 Directors as a group
 (9 persons)                   27,000            $15.71         6,750

- ----------------

* Mr. Larson and Mr. Mosle were first elected as non-employee Directors on November 14, 1995 and August 16, 1994, respectively.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                                              ---
AMENDMENTS. Proxies solicited by the Board of Directors will be voted in favor of approval of the Amendments unless stockholders specify otherwise.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present or represented by proxy, and entitled to vote, at the 1996 annual meeting is necessary for the approval of the Amendments. Any shares represented by a broker non-vote (or other limited proxy) as to the proposal to approve the Amendments will not be entitled to vote on such proposal and therefore will not be considered for purposes of determining whether a majority of the shares present or represented at the meeting and entitled to vote have approved the proposal. Abstentions with respect to the proposal are considered for this purpose and will effectively count as a vote against the proposal to approve the Amendments. Shares represented by broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the annual meeting.

                        PROPOSAL TO APPROVE ADOPTION OF
              EQUITY COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

     On February 20, 1996, the Board of Directors adopted, subject to the approval of the stockholders of the Company, the Equity Compensation Plan for Non-Employee Directors (the "Equity Plan"), a plan that will allow non-employee Directors to use their annual retainer fees to obtain equity interests in the Company, on a deferred basis. At the annual meeting to be held on May 20, 1996, the stockholders will be asked to approve the adoption of the Equity Plan. If approved by the stockholders, the Equity Plan will be effective with respect to the annual retainer to be paid to non-employee Directors for the plan year beginning May 1, 1996, which retainer is expected to be paid in January 1997.

REASONS FOR THE PROPOSAL

     As discussed under "Executive Compensation--Directors' Compensation" on page 9 of this Proxy Statement, non-employee Directors currently receive an annual retainer of $6,000 (the "Annual Retainer"). The Annual Retainer is payable in cash and is usually paid in January of each year. The Equity Plan will allow non-employee Directors to elect to receive one-half or all of their Annual Retainers in the form of a deferred equity interest rather than cash and to defer payment of income taxes on the equity portion of the Annual Retainer until a subsequent date. The Company believes it is important that the interests of its Directors be aligned with those of its stockholders. The Board of Directors has adopted the Equity Plan as a means of further strengthening the long-term mutuality of interests between its non-employee Directors and stockholders, and as a means to provide an additional inducement for such Directors to remain with the Company and through which the Company may attract able persons to serve as Directors.

DESCRIPTION OF THE EQUITY PLAN

     The principal provisions of the Equity Plan are summarized below, but the summary of such provisions is qualified in its entirety by the full text of the Equity Plan, which is attached as Exhibit B to this Proxy Statement.

     GENERAL. Under the Equity Plan, each non-employee Director will be permitted to elect to receive his Annual Retainer (i) all in cash, (ii) all in Phantom Shares (as defined below), or (iii) 50% in cash and 50% in Phantom Shares. On the date specified by the Board of Directors for payment of the Annual Retainer, any cash portion of a non-employee Director's Annual Retainer will be paid to him or her in a single lump sum and any Phantom Shares that he or she has elected to receive will be credited to his account.

     Phantom Shares will be automatically converted into shares of Common Stock of the Company at the times specified below. An aggregate of 25,000 shares of Common Stock may be issued upon the conversion of Phantom Shares under the Equity Plan. Authorized but unissued or reacquired shares of Common Stock may be issued.

     The Equity Plan contains antidilution provisions that provide in certain events for proportional adjustments in the number of shares of Common Stock that may be issued under the Equity Plan and in the number of outstanding Phantom Shares issued under the Equity Plan.

     The Equity Plan will continue in effect until terminated by the Board of Directors. If for any reason any shares of Common Stock issuable upon conversion of Phantom Shares are not issued to a non-employee Director, such shares shall again become available for purposes of the Equity Plan.

     PHANTOM SHARES. A "Phantom Share" is a right to receive from the Company one share of Common Stock, which right will automatically be exercised upon the earlier to occur of (i) the termination of the holder's service as a Director of the Company for any reason (including without limitation death, resignation, retirement, failure to stand or to be nominated for re-election, or removal) or
(ii) a "Change in Control" of the Company. Except as described in the preceding sentence, non-employee Directors will not have any right to convert Phantom Shares into shares of Common Stock. Holders of Phantom Shares will also receive payments in cash or other property equivalent to, and payable concurrently with, all dividends declared by the Board of Directors and payable in cash or other property to holders of outstanding shares of Common Stock. The rights of holders of Phantom Shares vest immediately upon issuance of the Phantom Shares. Phantom Shares represent an unfunded and unsecured promise by the Company to pay future compensation, as described in this paragraph.

     For purposes of the Equity Plan, a "Change in Control" will be deemed to have occurred upon the occurrence of any of the following events: (i) the Company acquires actual knowledge that any person or entity (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities representing 25% or more of the voting power of the Company, (ii) a tender offer is made to acquire securities representing 50% or more of the voting power of the Company or voting shares are first purchased pursuant to any other tender offer, (iii) at any time less than 60% of the members of the Board of Directors are persons who were either directors on the effective date of the Equity Plan or whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were directors on the effective date of the Equity Plan or who were so approved, (iv) the stockholders of the Company approve any agreement or plan providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another entity, as a consequence of which the former stockholders of the Company will thereafter own less than a majority of the voting power of the surviving or acquiring corporation or the parent thereof or (v) the stockholders of the Company approve any liquidation of all or substantially all the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all the assets of the Company.

     The number of Phantom Shares that will be issued to each non-employee Director in each plan year will be determined by dividing the dollar amount of the portion of the Annual Retainer that the non-employee Director has elected to receive in Phantom Shares by the fair market value of the Company's Common Stock on the payment date for the Annual Retainer, rounded downward to the nearest whole share. Fair market value, for this purpose, will generally be the mean between the publicly reported high and low sale prices per share of the Common Stock for the date as of which fair market value is to be determined. On March 26, 1996, the fair market value of a share of the Company's Common Stock, as so computed, was $12.44. No fractional Phantom Shares will be issued, and the value of any fractional shares that otherwise would be issuable will be paid in cash.

     Phantom Shares will not be transferrable and will not entitle the non-employee Directors to any voting or other rights as stockholders of the Company. No stock certificates or other written instruments will be issued by the Company to evidence the Phantom Shares. The Company will maintain a bookkeeping account for each non-employee Director to record the number of Phantom Shares credited to such Director in accordance with the Equity Plan.

     ELECTIONS. The Equity Plan will be administered on the basis of a "plan year" commencing on each May 1, beginning May 1, 1996, and ending on the following April 30. A non-employee Director will be required to make the election described above with respect to the Annual Retainer to be paid for each plan year prior to the first day of the plan year. A newly elected non-employee Director, however, will be permitted to make such election within ten days after the commencement of his or her initial term as a Director with respect to the Annual Retainer for the plan year in which such election occurs. In no event will a non-employee Director be permitted to make such an election less than six months before the next scheduled date for payment of an Annual Retainer.

     Elections made at the beginning of a plan year will be effective for the Annual Retainer payable for such plan year, which will be paid on January 15 of each year unless otherwise specified. A non-employee Director must be serving as a non-employee Director on the applicable payment date in order to earn the Annual Retainer for any plan year.

     Elections under the Equity Plan will be irrevocable, and non-employee Directors will not have any right to receive cash or other property in lieu of Phantom Shares they have elected to receive, nor in lieu of shares of Common Stock into which such Phantom Shares are ultimately converted. If a non-employee Director fails to make a required election for any plan year (including a failure occurring because a non-employee Director's initial term as a Director begins less than six months before a scheduled payment date for an Annual Retainer), the Director will be deemed to have elected to receive the Annual Retainer for such plan year all in cash.

     ADMINISTRATION. The Equity Plan will be administered by the Compensation Committee of the Board of Directors (see "Election of Directors--Committees of Board of Directors" above). The Compensation Committee will have the power to interpret the Equity Plan and to prescribe such rules, regulations and procedures in connection with the operation of the Equity Plan as it deems necessary and advisable in its administration of the Equity Plan. All questions of interpretation and application of the Equity Plan, or as to Phantom Shares issued under the Equity Plan, will be subject to the determination of the Compensation Committee, which will be final and binding.

     Notwithstanding the discretion to administer the Equity Plan granted to the Compensation Committee, the Compensation Committee's authority to administer the Equity Plan will be limited by the express provisions thereof, including provisions specifying the persons eligible to receive Annual Retainers and to participate in the Equity Plan and the percentages of Annual Retainers that may be used to obtain Phantom Shares, and the Compensation Committee will not have the authority to take any action inconsistent with the express provisions of the Equity Plan.

     AMENDMENT AND TERMINATION. The Board of Directors may amend or modify the Equity Plan at any time except that no amendment or modification may (i) be made without stockholder approval if the Company determines that stockholder approval is necessary or desirable or if stockholder approval of the amendment is at the time required for Phantom Shares and shares of Common Stock issuable under the Equity Plan to qualify for the exemption from short-swing trading liability under Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange or stock market on which the Common Stock may then be listed, or (ii) otherwise amend the Equity Plan in any manner that would cause Phantom Shares or shares of Common Stock issuable under the Equity Plan not to qualify for the exemption provided by Rule 16b-3. In addition, no amendment or modification of the Equity Plan may, without the written consent of the holder of a Phantom Share theretofore issued under the Equity Plan, adversely affect the rights of such holder. The Board of Directors may also terminate the Equity Plan at any time, but termination of the Equity Plan would not terminate any rights of holders of any outstanding Phantom Shares previously issued under the Equity Plan.

     Notwithstanding the limitations described in the preceding paragraph, the Board will have the power to amend the Equity Plan in any manner deemed necessary or advisable for Phantom Shares and shares of Common Stock issuable under the Equity Plan to qualify for the exemption provided by Rule 16b-3, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Phantom Shares theretofore issued under the Equity Plan.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Equity Plan providing that Phantom Shares will be converted into shares of Common Stock upon the occurrence of a Change in Control may be considered to have a potential anti-takeover effect.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal United States Federal income tax consequences to the Company and non-employee Directors under the Equity Plan under present law.

     A non-employee Director who elects to receive rights designated as "Phantom Shares" under the Equity Plan will not recognize any income for Federal income tax purposes at the time such Phantom Shares are granted or credited to his or her account, and the Company will not be entitled to any deduction at that time.

     Upon conversion of Phantom Shares in accordance with the Equity Plan (i.e., upon termination of service as a non-employee Director or the occurrence of a Change in Control), the non-employee Director will recognize ordinary income on the date of receipt of shares of Common Stock in an amount equal to the fair market value of such shares on such date. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the non-employee Director at the time of such recognition.

     The basis of shares of Common Stock transferred to a non-employee Director upon conversion of Phantom Shares in accordance with the Equity Plan will be an amount equal to the ordinary income recognized by the non-employee Director, as described above. If the non-employee Director thereafter sells such shares of Common Stock, any amount realized over the basis of the shares will constitute long-term or short-term capital gain to the non-employee Director for Federal income tax purposes, depending on the holding period for such shares.

     If a non-employee Director who holds Phantom Shares receives cash or other property in amounts equivalent to dividends paid to holders of Common Stock, he or she will recognize ordinary income in an amount equal to the amount of cash or the fair market value of property received on the date of such receipt. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the non-employee Director at the time of such recognition.

     Any portion of an Annual Retainer that a non-employee Director elects to receive in cash will be taxable to the non-employee Director when received at ordinary income rates, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the non-employee Director at the time of such recognition.

     In the event there is a conversion of Phantom Shares as a result of a Change in Control, the deductions to which the Company normally would be entitled (as described above) could be limited under Section 280G of the Internal Revenue Code and the non-employee Directors could be subject to a 20% nondeductible excise tax under Section 4999 of the Internal Revenue Code.

BENEFITS TO PARTICIPANTS

     The number of Phantom Shares that each non-employee Director will be entitled to receive under the Equity Plan in the first plan year, beginning May 1, 1996, will depend upon the fair market value of the Company's Common Stock on the date specified for payment of the Annual Retainer for such year, and is therefore not presently determinable.

     The following table sets forth the number of Phantom Shares that each of the current non-employee Directors of the Company would have been entitled to receive on January 30, 1996, the most recent Annual Retainer payment date, if the Equity Plan had been in effect with respect to such Annual Retainer. The fair market value of the Common Stock, as determined in accordance with the Equity Plan, on such date was $11.69.

                               NEW PLAN BENEFITS
              EQUITY COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
                 (Hypothetical Benefits as of January 30, 1996)

                                     PHANTOM SHARES           PHANTOM SHARES
                                  OBTAINABLE FOR 100% OF   OBTAINABLE FOR 50%
NAME OF NON-EMPLOYEE DIRECTOR       ANNUAL RETAINER         OF ANNUAL RETAINER
- -------------------------------   ----------------------   --------------------
John C. Wright                             513                     256

John W. Cushing, III                       513                     256

Howard G. Hamilton                         513                     256

C. Frayer Kimball, III                     513                     256

Lorne H. Larson                            513                     256

Ronald A. Lenser                           513                     256

Jon L. Mosle, Jr.                          513                     256

Paul D. Neuenschwander                     513                     256

A. W. Schenck, III                         513                     256

All Non-Employee Directors
 as a Group (9 Persons)                  4,617                   2,304


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION
                                              ---
OF THE EQUITY PLAN. Proxies solicited by the Board of Directors will be voted in favor of approval of the adoption of the Equity Plan unless stockholders specify otherwise.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present or represented by proxy, and entitled to vote, at the 1996 annual meeting is necessary for the approval of the adoption of the Equity Plan. Any shares represented by a broker non-vote (or other limited proxy) as to the proposal to approve the adoption of the Equity Plan will not be entitled to vote on such proposal and therefore will not be considered for purposes of determining whether a majority of the shares present or represented at the meeting and entitled to vote have approved the proposal. Abstentions with respect to the proposal are considered for this purpose and will effectively count as a vote against the proposal to approve the adoption of the Equity Plan. Shares represented by broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the annual meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     As of March 1, 1996, the Company was not aware that any stockholder beneficially owned more than 5% of the Company's Common Stock outstanding as of such date.

     The following table sets forth as of March 1, 1996, unless otherwise indicated, the beneficial ownership of Common Stock of the Company by each Director of the Company, including the current nominees, each Named Executive Officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement and all Directors and executive officers as a group.

     Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares and investment power includes the power to dispose or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

     The numbers of shares indicated as being beneficially owned by the persons and group listed in the following table are based on information furnished to the Company by the Directors and executive officers. Unless otherwise indicated in the footnotes below, each individual and the members of the group have sole voting and investment power with respect to the shares indicated as being owned by them.


                                              Common Stock
                                           Beneficially Owned
                                           ------------------

                                       Number of            Percent
Name                                     Shares            of Class
- ----                                     ------            --------
DIRECTORS

John W. Cushing, III                    7,181 (1)(2)            *
P. D. Neuenschwander                   34,410 (1)(2)            *
Andrew J. Shoup, Jr.                   69,000 (3)(4)            *
John C. Wright                         54,176 (1)(2)(5)         *
Howard G. Hamilton                     65,686 (1)(2)            *
C. Frayer Kimball, III                 15,333 (1)(2)            *
A. W. Schenck, III                      6,190 (2)               *
Ronald A. Lenser                        4,750 (2)               *
Jon L. Mosle, Jr.                       7,450 (1)(6)            *
Lorne H. Larson                         1,000                   *

NAMED EXECUTIVE OFFICERS (EXCLUDING
 ANY DIRECTOR NAMED ABOVE)
 AND GROUP

A. Wayne Ritter                        27,000 (7)               *
Lawrence J. Finn                       14,000 (8)               *
Allan J. Simus                          6,000 (9)               *

All Directors and executive officers
 as a group (13 persons, including
 those named above)                   312,176 (1)(10)         3.54%

- --------------------------

    *  Less than 1%

    (1) Includes shares owned by spouses and children (Mr. Cushing, 665 shares; Mr. Neuenschwander, 600 shares; Mr. Wright, 8,594; Mr. Hamilton, 55,000 shares; Mr. Kimball, 455 shares; Mr. Mosle, 5,000 and all Directors and executive officers as a group, 70,314 shares), as to which, in each case, the Directors and executive officers disclaim beneficial ownership.

    (2) Includes in each case 3,750 shares covered by presently exercisable stock options under the 1991 Non-Employee Directors' Stock Option Plan.

    (3) Includes 3,750 restricted shares awarded under the Company's 1991 Stock Incentive Plan. Mr. Shoup has sole voting power and receives dividends with respect to these shares, but does not have dispositive power.

    (4) Includes 51,250 shares covered by presently exercisable stock options under the 1991 Stock Incentive Plan.

    (5) Includes 15,000 shares covered by presently exercisable stock options under the 1991 Stock Incentive Plan.

    (6) Includes 750 shares covered by presently exercisable stock options under the 1991 Non-Employee Directors' Stock Option Plan.

    (7) Includes 24,000 shares covered by presently exercisable stock options under the 1991 Stock Incentive Plan.

    (8) Includes 11,500 shares covered by presently exercisable stock options under the 1991 Stock Incentive Plan.

    (9) Includes 2,000 shares covered by presently exercisable stock options under the 1991 Stock Incentive Plan.

   (10) Includes 130,750 shares covered by presently exercisable stock options held by Directors and officers in the group.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen & Co. as independent auditors to audit the books and accounts of the Company for the year ending December 31, 1996. Representatives of Arthur Andersen & Co. are expected to be present at the Annual Meeting with an opportunity to make a statement and respond to appropriate questions addressed to them.

                            EXPENSES OF SOLICITATION

     The costs and expenses of preparing and mailing this proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company (who will receive no special compensation therefor) may solicit proxies by telephone, telegraph or personal interview. The Company will request brokerage houses and other nominees or fiduciaries to forward copies of its proxy material to beneficial owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so.


                            STOCKHOLDERS' PROPOSALS

     In order for stockholder proposals to be included in the Company's Proxy Statement for the next Annual Meeting of Stockholders, tentatively scheduled to be held on May 13, 1997, they must be received at the principal executive offices of The Wiser Oil Company, 8115 Preston Road, Suite 400, Dallas, Texas 75225, no later than close of business on December 12, 1996.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any matter which anyone else proposes to present for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Annual Meeting, will be deemed to be authorized to vote or otherwise act thereon in accordance with their judgment.



                       By Order of the Board of Directors



                             /s/ Lawrence J. Finn
                               Lawrence J. Finn,
                              Assistant Secretary


Dallas, Texas
April 11, 1996



     A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED HEREBY UPON WRITTEN REQUEST DIRECTED TO JOYCE M. MOORE, THE WISER OIL COMPANY, 8115 PRESTON ROAD, SUITE 400, DALLAS, TEXAS 75225.

                                   EXHIBIT A
                                   ---------
                                   THE WISER OIL COMPANY
                 1991 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                         (AS AMENDED FEBRUARY 20, 1996)

     The purposes of the 1991 Non-Employee Directors' Stock Option Plan (the "Plan") are to promote the long-term success of The Wiser Oil Company (the "Company") by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

                                   SECTION 1
                                 ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

     Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                   SECTION 2
                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares which may be issued or delivered and as to which grants of stock options may be made under the Plan is 65,000 shares of the
                                                            ------
Common Stock, $3.00 par value, of the Company (the "Common Stock"), subject to adjustment and substitution as set forth in Section 5. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or reacquired shares or partly each, as shall be determined from time to time by the Board.

                                   SECTION 3
                             GRANT OF STOCK OPTIONS

     On the first business day following the day of each annual meeting of the stockholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted a "nonstatutory stock option" (i.e., a stock option
                                                           ----
which does not qualify under Section 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) to purchase 750 shares of Common Stock, subject to adjustment and substitution as set forth in Section 5. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for 750 shares (or the number of adjusted or substituted shares pursuant to Section 5), then each non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

                                      1A

                                   SECTION 4
                     TERMS AND CONDITIONS OF STOCK OPTIONS

          Stock options granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

          (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 4(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued or delivered until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 2.

          (C) No stock option shall be exercisable during the first six months of its term except in case of death as provided in Section 4(E). Subject to the terms of Section 4(E) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of five years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative.

          (E) If a grantee ceases to be a Director of the Company, any outstanding stock options held by the grantee shall be exercisable and shall terminate, according to the following provisions:

               (i) If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period;

                                      2A

               (ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

               (iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within two years after the date of death, whichever is the shorter period;

               (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

          For purposes of this Plan, a Director shall be deemed to have been
          ------------------------------------------------------------------
     removed "for cause" if such Director is removed from office because of any
     --------------------------------------------------------------------------
     act of (a) fraud or intentional misrepresentation or (b) embezzlement,
     ----------------------------------------------------------------------
     misappropriation or conversion of assets or opportunities of the Company or
     ---------------------------------------------------------------------------
     any direct or indirect subsidiary of the Company.
     -------------------------------------------------

          (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

          (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such
                                            --- ---- ------ -------
     other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date,
     (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "1934 Act") on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealer Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 4(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth

                                      3A
     in this Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (H) The obligation of the Company to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and
     (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

          Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto.

                                   SECTION 5
                     ADJUSTMENT AND SUBSTITUTION OF SHARES

          If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock the number of shares of the Common Stock set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

          If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each shares of the Common Stock set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

          In case of any adjustment or substitution as provided for in this
Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

          No adjustment or substitution provided for in this Section 5 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

                                   SECTION 6
          EFFECT OF THE PLAN ON THE RIGHTS OF COMPANY AND STOCKHOLDERS

          Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove Directors.

                                      4A

                                   SECTION 7
                           AMENDMENT AND TERMINATION

          The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

          Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.

                                   SECTION 8
                      EFFECTIVE DATE AND DURATION OF PLAN

          The effective date and date of adoption of the Plan shall be July 1, 1991, the date of adoption of the Plan by the Board, provided that on or prior to June 30, 1992 such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of voting stock of the company represented in person or by proxy at a duly called and convened meeting of such holders. Notwithstanding any other provisions contained in the Plan, no stock option granted under the Plan may be exercised until after such stockholder approval. No stock option may be granted under the Plan subsequent to June 30, 2001.
                                      ----

                                      5A

                                   EXHIBIT B
                                   ---------
                             THE WISER OIL COMPANY
                            EQUITY COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

     SECTION 1.  ESTABLISHMENT AND PURPOSE.  The Wiser Oil Company, a Delaware
                 -------------------------
corporation (the "Company"), hereby establishes this Equity Compensation Plan for Non-Employee Directors (the "Plan"). The purposes of the Plan are to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee directors and stockholders of the Company, to provide an additional inducement for such directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as directors of the Company.

     SECTION 2.  CERTAIN DEFINITIONS.  For purposes of the Plan, the following
                 -------------------
terms shall have the indicated meanings:

     (a) "Annual Retainer" shall have the meaning specified in Section 5(a) hereof.

     (b) "Change in Control" shall have the meaning specified in Section 6(b) hereof.

     (c) "Committee" means a committee appointed by the Board of Directors of the Company to administer the Plan and consisting of not less than two members of the Board of Directors.

     (d) "Common Stock" means the Common Stock, par value $3.00 per share, of the Company, or any stock or other securities of the Company hereafter issued or issuable in substitution or exchange for the Common Stock.

     (e) "Fair Market Value" of the Common Stock for any date as of which Fair Market Value is to be determined shall be the mean between the highest and lowest sales prices per share of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, the principal national stock exchange or stock market on which the Common Stock is then listed or admitted to trading) for such date as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average shall be weighted inversely by the respective numbers of trading days between the trading dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 2(d). If the Fair Market Value of the Common Stock cannot be determined on the basis set forth in this Section 2(d), the Committee shall in good faith determine the Fair Market Value of the Common Stock using such method as it deems appropriate.

     (f) "Non-Employee Director" means an individual duly elected or chosen as a director of the Company who is not also an officer or employee of the Company or any of its subsidiaries.

     (g) "Payment Date" shall have the meaning specified in Section 5(a) hereof.

     (h) "Phantom Share" means a right, issued pursuant to an election under
Section 5(b) hereof and subject to the provisions of this Plan, to receive from the Company a share of Common Stock pursuant to and at the time specified in
Section 6(a) hereof.

                                      1B

     (i) "Plan Year" means each 12-month period commencing on May 1 and ending on and including the next following April 30, commencing on May 1, 1996.

     SECTION 3. PLAN ADMINISTRATION. The Committee shall be responsible for the
                -------------------
administration of the Plan. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

          The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to Phantom Shares issued under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

          Notwithstanding the above, the Committee's authority to administer the Plan shall be limited by the express provisions hereof, including without limitation provisions specifying the persons eligible to receive Annual Retainers and to participate in the Plan and the percentages of Annual Retainers that may be used to obtain Phantom Shares, and the Committee shall not take any action inconsistent with the express provisions hereof.

     SECTION 4. STOCK SUBJECT TO THE PLAN.
                -------------------------

     (a) Number of Shares. An aggregate of twenty-five thousand (25,000) shares
         ----------------
of Common Stock are authorized for issuance in exchange for Phantom Shares in accordance with the provisions of the Plan. Shares of Common Stock that are issued under the Plan shall reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Any shares of Common Stock issuable to a Non-Employee Director under the Plan that for any reason are not issued to the Non-Employee Director shall automatically become available for use under the Plan. The Company shall at all times during the term of the Plan retain as authorized and unissued Common Stock at least the number of shares from time to time required under the provisions of the Plan or otherwise assure itself of its ability to perform its obligations hereunder. Shares of Common Stock issued pursuant to the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Board of Directors, in its discretion, shall from time to time determine.

     (b) Adjustments Upon Changes in Common Stock. In the event the Company
         ----------------------------------------
shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, (i) the maximum number of shares of Common Stock that may be issued under the Plan shall be increased or decreased proportionately and (ii) the Board of Directors shall make appropriate adjustments in the outstanding Phantom Shares that have been issued under the Plan. In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation or sale of assets) of the Company, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the outstanding Phantom Shares and the number and kind of shares that are authorized for issuance or are issuable pursuant to the Plan.

     SECTION 5. ISSUANCE OF PHANTOM SHARES.
                --------------------------

     (a) Retainer.  The amount of the retainer to be paid to each Non-Employee
         --------
Director for each Plan Year (the "Annual Retainer") shall be determined by the Board of Directors from time to time, and shall be paid on January 15 of each Plan Year or such other date as the Board of Directors may specify (the "Payment Date"); provided, however, that the Payment Date shall be at least six months after the last date on which Non-Employee Directors may make the election required by Section 5(b) for such Plan Year and (if other than January 15) shall be specified by the Board prior to such last election date. Each Non-Employee Director may elect, in accordance with Section 5(b), to receive his or her Annual Retainer (i) all in cash, (ii) all in Phantom Shares, or (iii) 50% in cash and 50% in Phantom Shares. The cash portion, if any, of a Non-Employee Director's Annual Retainer for each Plan Year shall be payable in a single lump sum on the applicable Payment Date. The Phantom Shares, if any, that a Non-Employee Director elects to receive for each Plan Year will be credited as of the applicable Payment Date to an account established and maintained on the books of the Company to record the Non-Employee Director's interest under this Plan. The Non-Employee Director must be serving as a Non-Employee Director on the applicable Payment Date in order to earn the Annual Retainer for such Plan Year.

                                      2B

     (b) Elections. A Non-Employee Director must make the election contemplated
         ---------
by Section 5(a) in writing to the Committee prior to the first day of the Plan Year for which the election is made. Notwithstanding the foregoing, a newly elected Non-Employee Director may make such an election within 10 days after the commencement of such Non-Employee Director's initial term of office as a director with respect to the Annual Retainer earned by him or her in the Plan Year of initial election. In no event, however, shall any Non-Employee Director be permitted to make such election less than six months before the next scheduled Payment Date. Unless otherwise determined by the Committee, a separate election must be made for each Plan Year. An election made pursuant to this
Section 5(b) for a Plan Year shall be irrevocable from and after the first day of such Plan Year (or from and after the date the election is made in accordance with this Section, if later). Such elections shall be on forms prescribed for this purpose by the Committee. If a Non-Employee Director fails to make a required election for any Plan Year (including a failure occurring because a Non-Employee Director's initial term of office as a director begins less than six months before a scheduled Payment Date), he or she will be deemed to have elected to receive the Annual Retainer for such Plan Year all in cash, and such deemed election will be irrevocable from and after the date by which the election was required to have been made.

     (c) Phantom Share Accounts.  Phantom Shares issued under this Plan shall be
         ----------------------
credited to an account maintained by the Company in the name of the recipient, which account shall reflect the number of Phantom Shares held, the date of issuance and such other information as the Committee deems necessary.
Statements of account shall be provided to holders of Phantom Shares at such times as the Committee deems appropriate. Each holder shall have access to the information in his or her account upon request. Other than such reports, no stock certificates or other instruments shall be issued to evidence Phantom Shares.

     (d) Number of Phantom Shares. On the Payment Date for the Annual Retainer
         ------------------------
for each Plan Year, the account maintained under this Plan for each Non-Employee Director who has elected to receive all or a portion of the Annual Retainer in Phantom Shares shall be credited with a number of Phantom Shares equal to (i) the dollar amount of the portion of the Annual Retainer payable in Phantom Shares pursuant to such election divided by (ii) the Fair Market Value of the Common Stock on such Payment Date, rounded downward to the nearest whole share. No fractional Phantom Shares shall be issued, and the value of any fractional shares that otherwise would be issuable shall be paid in cash on the applicable Payment Date.

     (e) Rights of Holders. Each Phantom Share shall entitle the holder thereof
         -----------------
to receive (i) at the time specified in Section 6(a), one share of Common Stock, and (ii) payments in cash or other property equivalent to, and payable concurrently with, all dividends declared by the Board of Directors and payable in cash or other property to a holder of one outstanding share of Common Stock. Such rights shall vest immediately upon issuance of the Phantom Shares. Holders of Phantom Shares shall not have any voting or other rights as shareholders of the Company with respect to such Phantom Shares. Phantom Shares shall not be convertible into shares of Common Stock except in accordance with Section 6(a), and holders of Phantom Shares shall have no right to elect to receive cash or other property in lieu of such shares.

     (f) Nontransferability.  Phantom Shares may not be sold, assigned,
         ------------------
transferred, pledged or otherwise encumbered by the holders thereof.

     SECTION 6. ISSUANCE OF COMMON STOCK.
                ------------------------

     (a) Time of Issuance.  Each Phantom Share shall automatically be converted
         ----------------
into one share of Common Stock, and such share of Common Stock shall be issued and delivered, in certificated form, to the holder thereof upon the earlier to occur of (i) the termination of such holder's service as a director of the Company for any reason (including without limitation death, resignation, retirement, failure to stand or to be nominated for reelection, or removal) or
(ii) a Change in Control. Upon issuance of such shares of Common Stock, the Phantom Shares in respect of which such shares are issued shall be cancelled and the Non-Employee Director's account under this Plan shall be closed. In the event of the death of a Non-Employee Director, the shares of Common Stock issuable in respect of such Non-Employee Director's Phantom Shares shall be issued to the beneficiary previously designated in writing to the Committee by the Non-Employee Director or, if none has been designated, to his or her heirs or legal representatives in accordance with law.

     (b) Change in Control. For purposes of the Plan, a "Change in Control"
         -----------------
shall be deemed to have taken place upon the occurrence of any of the following:

                                      3B

          (i) The Company acquires actual knowledge that any Person other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored by the Company has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 25% or more of the Voting Power of the Company;

          (ii)(A) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 50% or more of the Voting Power of the Company; or (B) Voting Shares are first purchased pursuant to any other Tender Offer;

          (iii) At any time less than 60% of the members of the Board of Directors shall be individuals who were either (A) directors on the effective date of the Plan or (B) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing for the membership of such individuals on the Board of Directors) of a least two-thirds of the directors then still in office who were directors on the effective date of the Plan or who were so approved;

          (iv) The stockholders of the Company shall approve an agreement or plan providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another entity, as a consequence of which the former stockholders of the Company will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the Voting Power of such surviving or acquiring entity or the parent thereof; or

          (v) The stockholders of the Company shall approve any liquidation of all or substantially all of the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 30% or more or the total value of all the assets of the Company.

     For purposes of this Section 6(b), the following terms shall have the following meanings:

     (1) The term "Person" shall be used as that term is used in Section 13(d) and 14(d) of the 1934 Act (and shall include a "group," as used therein).

     (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

     (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote).

     (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any subsidiary), whether or not such offer is approved or opposed by the Board.

     SECTION 7. PLAN AMENDMENT, MODIFICATION AND TERMINATION. The right to amend
                --------------------------------------------
the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board of Directors; provided always that no such termination shall terminate any outstanding Phantom Shares; and provided further that no amendment of the Plan shall (a) be made without stockholder approval if the Company, on the advice of counsel, determines that stockholder approval is necessary or desirable or if stockholder approval of the amendment is at the time required for Phantom Shares and shares of Common Stock issuable under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule l6b-3 or by the rules of the New York Stock Exchange or any other stock exchange or stock market on which the Common Stock may then be listed, or (b) cause Phantom Shares and shares of Common Stock issuable under the Plan not to qualify for the exemption provided by Rule l6b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a Phantom Share theretofore issued under the Plan, adversely affect the rights of such holder with respect thereto.

                                      4B

     Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for Phantom Shares and shares of Common Stock issuable under the Plan to qualify for the exemption provided by Rule l6b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Phantom Shares theretofore issued under the Plan.

     The Plan shall continue in effect until terminated by the Board of Directors. All Phantom Shares issued prior to any termination of the Plan that have not theretofore been converted into shares of Common Stock shall continue to be subject to the terms of the Plan.

     SECTION 8. PLAN EFFECTIVENESS. The Plan shall be submitted for approval by
                ------------------
the stockholders of the Company at the 1996 annual meeting of stockholders. The Plan shall become effective as of May 1, 1996 upon its approval by the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at such annual meeting. If the Plan is not so approved, the Plan shall terminate and all actions hereunder shall be null and void.

     SECTION 9. GENERAL PROVISIONS.
                ------------------

     (a) No Continuing Right as Director. Neither the adoption or operation of
         -------------------------------
the Plan, nor the Plan itself or any document describing or relating to the Plan, shall confer upon any Non-Employee Director any right to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board of Directors to elect and remove directors.

     (b) Nature of Phantom Shares.  The Phantom Shares a Non-Employee Director
         ------------------------
elects to receive pursuant to this Plan represent an unfunded and unsecured promise to pay compensation in the form of money or other property in the future, and no provision of this Plan shall be deemed or construed to create a trust fund or security interest of any kind or to grant to a Non-Employee Director an actual interest in any share of Common Stock or other security. Any Phantom Shares credited by the Company to accounts maintained under this Plan are and for all purposes shall continue to be a part of the general unsecured liabilities of the Company, and to the extent that a Non-Employee Director, designated beneficiary, heir or legal representative acquires a right to receive money or other property from the Company pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     (c) Binding Effect.  The obligations of the Company under the Plan shall be
         --------------
binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. The terms and conditions of the Plan shall be binding upon each Non-Employee Director and his or her heirs, legatees, distributee and legal representatives.

     (d) No Restriction of Corporate Action. Nothing contained in the Plan shall
         ----------------------------------
be construed to prevent the Company from taking any corporate action that is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Phantom Share issued or to be issued under the Plan, subject to the express provisions hereof. No Non-Employee Director or other person shall have any claim against the Company or any affiliate of the Company as a result of such action.

     (e) Governing Law. The provisions of the Plan, and all agreements
         -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of Texas.

     (f) Registration, Listing and Compliance with Law.  The obligation of the
         ---------------------------------------------
Company to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                                      5B

THE WISER OIL COMPANY

Annual Meeting of Stockholders          This Proxy is Solicited
To Be Held May 20, 1996                 on Behalf of the Board of Directors

     The undersigned stockholder of The Wiser Oil Company (the "Company") hereby constitutes and appoints A. Wayne Ritter, Lawrence J. Finn and Mark A. Kirk, and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held Monday, May 20, 1996, at 4:00 p.m., at the Park City Club, 5956 Sherry Lane, 17th Floor, Dallas, Texas, and any adjournment thereof, and if then personally present to vote thereat all the shares of common stock of the Company held of record by the undersigned on March 29, 1996 as follows, and in the discretion of the proxies on all other matters properly coming before the meeting or any adjournment thereof.

     In the election of Directors for a term of three years expiring in 1999:

(1)  (  ) FOR all nominees listed      (  )  WITHHOLD AUTHORITY to
          below (except as marked            vote for all nominees listed below
          to the contrary below)

          John W. Cushing, III, Lorne H. Larson, P. D. Neuenschwander, Andrew J. Shoup, Jr.

     INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S)
                    WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE PROVIDED
                    BELOW:

________________________________________________________________________________

(2)  (  ) FOR       (  ) AGAINST         (  ) ABSTAIN

     To approve amendments to the 1991 Non-Employee Directors' Stock Option Plan to increase the number of shares of the Company's common stock, par value $3.00 per share, that may be offered pursuant to the Non-Employee Directors' Stock Option Plan from 30,000 to 65,000 shares, to extend the duration of the Plan and to make certain other changes.

(3)  (  ) FOR       (  ) AGAINST         (  ) ABSTAIN

     To approve the adoption of a new Equity Compensation Plan for Non-Employee Directors.

     To transact such other business as may properly come before the meeting.

Please complete, date and sign this Proxy Card on the reverse side and return it promptly in the enclosed business reply envelope.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR, IF NO DIRECTION IS GIVEN, FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS SET FORTH HEREON. A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE INCLUDES DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE IF ANY OF THE NOMINEES LISTED BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE. THE PROXIES WILL VOTE IN THEIR SOLE DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     The undersigned hereby revokes all previous proxies for such Annual Meeting, hereby acknowledges receipt of the Notice of such Annual Meeting and the Proxy Statement furnished therewith, and hereby ratifies all that the said attorneys and proxies may do by virtue hereof.

                    Date______________________________,1996

                    __________________________________

                    __________________________________

                    Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give your full title as such. For joint accounts, each joint owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.